BARON
FUNDS®
BARON INVESTMENT FUNDS TRUST
Supplement to the Prospectus and
Statement of Additional Information dated January 26, 2024
Effective September 1, 2024, the Prospectus and the Statement of Additional Information dated January 26, 2024 of the Baron Investment Funds Trust® (the “Funds”) is modified as follows:
All references to “Baron New Asia Fund” in the Prospectus and the Statement of Additional Information are changed to “Baron India Fund.”
This information supplements the Prospectus and the Statement of Additional Information dated January 26, 2024. This Supplement and the Prospectus constitute a current prospectus. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1‑800‑992‑2766 or visit our website at www.BaronFunds.com.

STICKER-STATPROTRUST 07/03/2024